UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒     Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Mr. Cooper Group Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. BOX 8016, CARY, NC 27512-9903 Important Notice Regarding the Availability of Proxy Materials for the Shareholders Mr. Cooper Group Inc. Meeting To Be Held On May 22, 2025 For Shareholders of record as of March 24, 2025 Annual Meeting of Shareholders To order paper materials, use one of the Thursday, May 22, 2025 9:00 AM, Local Time Four Points by Sheraton, Dallas/Fort Worth Airport North, 1580 Point West Blvd., Coppell, TX following methods. 75019 If you plan to attend the meeting, you must email your RSVP to corporate.secretary@mrcooper.com. Internet: For a convenient way to view proxy materials, VOTE, and obtain www.investorelections.com/COOP directions to attend the meeting go to www.proxydocs.com/COOP To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Call: 1-866-648-8133 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Email: paper@investorelections.com Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the * If requesting material by e-mail, please send a blank e-mail with the internet. 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your If you want to receive a paper or e-mail copy of the proxy material, you must request one. e-mail requesting material. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 12, 2025. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Mr. Cooper Group Inc. Annual Meeting of Shareholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 4 THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR. PROPOSAL 1. Election of Directors 1.01. Jay Bray 1.02. Andrew Bon Salle 1.03. Roy Guthrie 1.04. Daniela Jorge 1.05. Shveta Mujumdar 1.06. Tagar Olson 1.07. Steven Scheiwe 2. Advisory Vote on Executive Compensation (Say on Pay) 3. Advisory vote on the frequency of Say on Pay votes 4. Ratification of the Appointment of Ernst & Young LLP as our Independent Auditors for 2025 5. Any other business that may properly come before the meeting.